EXHIBIT 10.7

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH WARRANT AND OTHER SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION WHICH IN THE OPINION OF SECURITIES COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER.



                      FORM OF COMMON STOCK PURCHASE WARRANT
               For the Purchase of _______ Shares of Common Stock,
                                 $.001 Par Value

                                       of

                              GULFWEST ENERGY INC.
                              (A Texas Corporation)


         THIS CERTIFIES THAT, for value received, ___________ (the "Holder"), as registered owner of this Warrant, is entitled to at any time or from time to time before 5:00 P.M., Central Time, on the Expiration Date, but not thereafter, to subscribe for, purchase and receive ______ shares of fully paid and non-assessable shares of the common stock, $.001 par value (the "Common Stock"), of GulfWest Energy Inc., a Texas corporation (the "Company"). As used herein, the term "Expiration Date" shall mean the third anniversary following the "Effective Date"; and the term "Effective Date" shall mean _________ __, ____. The exercise price for such number of shares shall be $___ per share. The number of shares of the Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." In addition, under certain circumstances as set forth herein, the Holder shall have the right to require the Company to register the Warrant Stock.

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or times after the Effective Date and on or before the Expiration Date. This Warrant may be exercised by presentation and surrender of this Warrant and payment by cashier's check of the Exercise Price for such shares of Common Stock to the Company at the principal office of the Company. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Houston, Texas Time, on the Expiration Date, this Warrant shall without any action on the part of the Company being required, become and be void without further force or effect, and all rights represented hereby shall cease and expire. This Warrant may be exercised in accordance with its terms in whole or in part (payment of a portion of the Exercise Price shall proportionately reduce the number of shares to be issued to the Holder). In the event of the exercise of this Warrant in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Company Stock purchasable hereunder as to which this Warrant has not been exercised.



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

         2. RIGHT OF REPURCHASE. This Warrant contains no express or mandatory repurchase right.

         3. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         4. ANTI-DILUTION PROVISIONS.

                  a.  ADJUSTMENTS.  In case (i) the  outstanding  shares  of the
Common Stock shall be subdivided into a greater number of shares, (ii) a dividend in Common Stock shall be paid in respect of Common Stock, or (iii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Exercise Price per share in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution be proportionately adjusted to equal the product obtained by multiplying the Exercise Price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination, subdivision or dividend, and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination, subdivision or dividend. Any dividend paid or distributed on the Common Stock in stock or any other securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  Whenever the Exercise Price per share is adjusted as provided in the immediately preceding paragraph, the number of shares of the Warrant
Stock purchasable upon exercise of the Warrant immediately prior to such Exercise Price adjustment shall be adjusted, effective simultaneously with such Exercise Price adjustment, to equal the product obtained (calculated to the nearest full share) by multiplying such number of shares of the Warrant Stock by a fraction, the numerator of which is the Exercise Price per share in effect immediately prior to such Exercise Price adjustment and the denominator of which is the Exercise Price per share in effect upon such Exercise Price adjustment, which adjusted number of shares of the Warrant Stock shall thereupon be the number of shares of the Warrant Stock purchasable upon exercise of the Warrant until further adjusted as provided herein.

                  b. NO ADJUSTMENT FOR SMALL AMOUNTS. Anything in this Section 4 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least ten cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least ten cents, such change in the Exercise Price shall thereupon be given effect.

                  c. COMMON STOCK  DEFINED.  Whenever  reference is made in this
Section 4 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.



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



         5.  REGISTRATION  RIGHTS WITH  RESPECT TO THE  WARRANT  AND  UNDERLYING
SHARES.

                  a. PIGGYBACK REGISTRATION RIGHTS. In the event the Company proposes to file a registration statement under the Securities Act of 1933 ("Securities Act" or "Act") which relates to a current offering of securities of the Company (except in connection with an offering on Form S-8 or S-4 or any other inappropriate form), such registration statement (and the prospectus included therein) shall also, at the written request to the Company by the Holder, relate to and meet the requirements of the Act with respect to any public offering of the Warrant Stock so as to permit the public sale of the Warrant Stock. The Company shall give written notice to the Holder of its intention to file a registration statement under the Act relating to a current offering of securities in the Company not less than thirty (30) days prior to the filing of such registration statement. The written request by Holder to include the Warrant Stock held by such Holder shall be given to the Company not less than twenty (20) days prior to the date specified in the notice(s) as the date on which it is intended to file such registration statement. Neither the delivery of such notice by the Company nor of such request by Holder shall obligate the Company to file such registration statement and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective day thereof, determine to withdraw such registration statement and not offer the securities intended to be offered by the Company to which the registration statement relate, without liability to the Holder on account thereof.

                  b. GENERAL. In each instance in which the Company shall take any action to permit a public offering or sale or other distribution of the Warrant Stock pursuant to a registration statement to be filed under subpart (a) above, the Company shall:


                           (i) Supply to Holder a reasonable number of copies of
the preliminary, final and other prospectuses in conformity with requirements of the Act and the rules and regulations promulgated thereunder and such other documents the Holder as shall reasonably request.

                           (ii) Use its best efforts to cause the Warrant  Stock
to be registered, qualified or exempted under the securities laws of such reasonable number and selection of states selected by the Holder and do any and all other acts and things which may be necessary or advisable to enable Holder to consummate the proposed sale or other disposition of the Warrant Stock in such states; PROVIDED, HOWEVER, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

                           (iii) Pay all costs of the Registration Statement and
public offering exclusive of (i) brokers or sales commissions on the sale of the Warrant Stock; and (ii) any legal fees incurred by the Holder in connection with the registration statement or public offering.

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


                           (iv)  Indemnify  and hold  harmless  Holder  and each
underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Warrant or Warrant Stock, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement furnished pursuant to
Section 5, or any prospectus contained therein or delivered thereunder,  or from
(ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by Holder or underwriter in writing expressly for use therein, which indemnification shall include each person, if any, who controls the Holder or underwriter within the meaning of the Act; PROVIDED, HOWEVER that the Company shall not be so obligated to indemnify the Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, its directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (a) any untrue or alleged untrue statement of a material fact contained in any registration statement or any amendment to any registration or prospectus furnished pursuant to this Section, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the indemnity of the Holder, underwriter or controlling person shall be limited to liability based upon information furnished in writing to the Company by the Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of this Warrant or any Warrant Stock by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to this Section 5, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished pursuant to this Section 5, to such person with or prior to the written confirmation of the sale involved.

                  c. ADDITIONAL TERMS AND Conditions. Notwithstanding any other provision of this Section 5:

                           (i) The registration rights under this Section 5 will
be exercisable commencing on the first anniversary of the Effective Date.

                           (ii) The Company shall be obligated under subpart (a)
to offer piggyback registration one time only.

                           (iii)   If,  in the  case of an  underwritten  public
offering of the Company's securities proposed to be made by the Company by or through a firm of underwriters, the managing underwriters shall certify in a writing addressed to the Holder that in their opinion a registration of the Warrant Stock would materially adversely affect the offering, then the Company may elect to suspend its obligations under subpart (a) until such as, in the opinion of the managing underwriters, the offering would not be materially adversely affected by the registration of the Warrant Stock. In the event of such a suspension, the Company shall remain obligated to offer the registration rights under subpart (a) on the occasion of its next public offering.

                           (iv) The  registration  rights  under this  Section 5
shall expire at 5:00 p.m., Central time, on the Expiration Date, except as otherwise provided in Section 5(c)(III).

         6. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

                  a. This Warrant may not be sold or assigned except to the Company, and the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this such Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities.




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




                  b. The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section 5 hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                  "The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

         IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be signed by its duly authorized officer, effective the ___ day of _________, _____.

                                            GULFWEST ENERGY INC.



                                            By:
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